Long-Term Debt	6 Months Ended
Jun. 30, 2014
Long-Term Debt [Abstract]
Long-Term Debt

5.Long –Term Debt

Facility	June 30, 2014	December 31, 2013
(a) Credit Facilities	770,174	808,218
(b) Term Bank Loans	592,286	572,080

Total	1,362,460	1,380,298
Less – current portion	(126,543)	(126,361)

Long-term portion	1,235,917	1,253,937

(a)Credit facilities

As at June 30, 2014, the Company had six open reducing revolving credit facilities, all of which are reduced in semi-annual installments, and two open facilities which have both a reducing revolving credit component and a term bank loan component. At June 30, 2014 there is no available unused amount.

Interest is payable at a rate based on LIBOR plus a spread. At June 30, 2014, the interest rates on these facilities ranged from 1.45% to 5.69%.

(b)Term bank loans

Term loan balances outstanding at June 30, 2014 amounted to $592,286. These bank loans are payable in U.S. Dollars in quarterly or semi-annual installments, with balloon payments due at maturity between October 2016 and April 2022. Interest rates on the outstanding loans as at June 30, 2014, are based on LIBOR plus a spread.

On June 17, 2014, the Company signed a new seven-year term bank loan for $42,000, which was drawn down the same day, providing partial financing of the suezmax tanker Eurovision, acquired on the same day.

On June 30, 2014, the Company signed a new six-year term bank loan for $193,239 relating to the pre and post delivery part financing of five aframax tankers under construction. On July 2, 2014, an amount of $25,610 was drawdown to finance the second yard installment for the construction of the five vessels.

In the period after June 30, 2014, the following debt financing arrangements were completed:

On July 7, 2014, the Company signed a new six-year term bank loan for $39,000, which was drawn down on July 8, 2014 providing partial financing of the suezmax tanker Euro, acquired on the same day.

On August 22, 2014, the Company signed a new seven-year term bank loan for $38,800 relating to the pre and post delivery partial financing of one aframax tanker under construction. On August 26, 2014, an amount of $5,172 was drawdown to finance the second yard installment for the construction of the vessel.

On August 22, 2014, the Company signed a new six-year term bank loan for $78,744 relating to the pre and post delivery part financing of two aframax tankers under construction. On August 26, 2014, an amount of $10,344 was drawdown to finance the second yard installment for the construction of the vessels.

On August 22, 2014, the Company signed a new six-year term bank loan for $39,954 relating to the pre and post delivery part financing of one aframax tanker under construction. On August 26, 2014, an amount of $5,172 was drawdown to finance the second yard installment for the construction of the vessel.

At June 30, 2014, interest rates on these term bank loans ranged from 1.82% to 3.23%.

The weighted-average interest rates on the above executed loans for the applicable periods were:

Three months ended June 30, 2014	2.43%
Three months ended June 30, 2013	2.38%
Six months ended June 30, 2014	2.44%
Six months ended June 30, 2013	2.43%

The above revolving credit facilities and term bank loans are secured by first priority mortgages on all vessels owned by our subsidiaries, by assignments of earnings and insurances of the respectively mortgaged vessels, and by corporate guarantees of the relevant ship-owning subsidiaries.

The loan agreements include, among other covenants, covenants requiring the Company to obtain the lenders’ prior consent in order to incur or issue any financial indebtedness, additional borrowings, pay dividends in an amount more than 50% of cumulative net income (as defined in the related agreements), sell vessels and assets, and change the beneficial ownership or management of the vessels. Also, the covenants require the Company to maintain a minimum liquidity, not legally restricted, of $73,872 at June 30, 2014 and $78,144 at December 31, 2013, a minimum hull value in connection with the vessels’ outstanding loans and insurance coverage of the vessels against all customary risks. Two loan agreements require the Company to maintain throughout the security period, an aggregate credit balance in a deposit account of $2,500. Two loan agreements require a monthly pro rata transfer to a retention account of any principal due but unpaid.

As of June 30, 2014, the Company was compliant with the original financial covenants in its loan agreements, except in the case of the value-to-loan requirements in four of the loan agreements. For three of these loan agreements, the lenders had reduced the value-to-loan requirements (until June 30, 2014 inclusive) from 120% to 100% of the loan balances. The Company was in compliance with these reduced requirements as of June 30, 2014, with actual ratios of 114%-116%. Scheduled principal payments are expected to remedy two of the shortfalls by September 30, 2014 and one of the shortfalls by October 31, 2014, assuming vessel values do not fall below current levels. As to the fourth loan agreement, with a 120% value-to-loan requirement, under which $33,000 was outstanding as of June 30, 2014, there was an actual ratio of 98%. The Company has not requested a waiver of this covenant nor has the lender required additional security or prepayment of part of the loan so as to bring it into compliance. Such prepayments would be applied against the next scheduled principal payments and, therefore, should not increase the total amounts payable by the Company during the next 12 months. The Company reclassified $3,317 from long-term liabilities to current liabilities as of June 30, 2014, which represents the additional amount of prepayment which would be necessary to remedy the value-to-loan shortfall under this loan agreement, in the event the lender was to request a prepayment of indebtedness.

At June 30, 2014, the Company, its wholly and majority owned subsidiaries were compliant with all other terms and original covenants (i.e. without giving effect to ratio reducing amendments and covenant waivers obtained in 2013), including the leverage ratio.

The annual principal payments required to be made after June 30, 2014, excluding the value-to-loan ratio shortfall of $3,317 discussed above, are as follows:

Period/Year	Amount
July to December 2014	60,657
2015	225,892
2016	226,776
2017	183,785
2018	300,231
2019 and thereafter	365,119

1,362,460